SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 29, 1998

ICIFC SECURED ASSETS CORP. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1997-3)

                           ICIFC SECURED ASSETS CORP.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-31147           33-0705301
------------------------------      -----------         ------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification No.)


 20371 Irvine Avenue
 Santa Ana Heights,
 California                                                     92707
-------------------                                             -------
 (Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (714) 556-0122

Item 5.   Other Events

              Attached hereto are copies of the monthly remittance statements to the Certificateholders, which were distributed to the Certificateholders by the Trustee.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------
             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             Item 601(a) of
             Regulation S-K
             EXHIBIT NO.           DESCRIPTION
             -----------           -----------

                  99.1 Monthly remittance statement to the Certificateholders dated September 30, 1997.

                  99.2 Monthly remittance statement to the Certificateholders dated October 31, 1997.

                  99.3 Monthly remittance statement to the Certificateholders dated November 28, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ICIFC SECURED ASSETS CORP.

                                           By: /s/ Richard J. Johnson
                                           ------------------------------------
                                           Name:   Richard J. Johnson
                                           Title:  Chief Financial Officer


Dated: January 29, 1998

                                  EXHIBIT INDEX


DESCRIPTION
-----------


Monthly remittance statement to the Certificateholders dated September 30, 1997.

Monthly remittance statement to the Certificateholders dated October 31, 1997.

Monthly remittance statement to the Certificateholders dated November 28, 1997.

                                    EXHIBITS

                                       -5-